EXHIBIT 10.5

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 24th day of May, 1999 by and between Marino Electric, Inc., an Illinois corporation ("Seller" or "Company"), Electric City Corp., a Delaware corporation, ("Buyer") and Mr. Joseph Marino ("Marino").
                                                     RECITALS
         WHEREAS, the Seller is a manufacturer, supplier and installer of electrical panels and other electrical equipment and related materials (the "Business").

         WHEREAS, the Seller is desirous of selling and buyer is desirous purchasing all of the assets of the Seller.

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       Purchase and Sale of Assets.

                  1.1 Sale of Assets to Buyer.  At the  Closing  referred  to in
Section 4, the Seller shall sell and assign to the Buyer, and the Buyer shall purchase and acquire from the Seller, all of the equipment, materials, work in progress, finished goods, telephone numbers, customer lists, goodwill, and all of Seller's right, title and interest in any and all of the other assets used in connection with the Business, including but not limited to, all tradenames, trademarks, (the "Purchased Assets"), free and clear of any claims, liens or encumbrances, except for those that are non-substantial in character and that do not otherwise materially interfere with the present or proposed use of the Purchased Assets, as the Purchased Assets exist as of the Closing.

         2.       Purchase Price for Purchased Assets.

                  2.1 Cash. At the Closing Buyer shall pay to Seller ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) in lawful currency of the United States of America. (collectively with the ECC Shares and Inventory, as hereinafter defined, the "Purchase Price")

                  2.2 Stock. At the Closing Buyer shall also distribute EIGHT HUNDRED THOUSAND SHARES (800,000) of the common stock of Buyer (the "ECC Shares") to Marino. The name of the certificate shall be "Joseph Marino".

         3.       Purchase Price for Inventory.

                  3.1 Purchase of Inventory. In addition to the Purchased Assets, the Seller shall sell and assign to the Buyer, and the Buyer shall purchase and acquire from the Seller, the inventory ("Inventory") of Seller up to and including May 24, 1999.



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                  3.2 Price for  Inventory.  At the Closing,  and in addition to the amounts paid for the Purchased Assets, Buyer shall pay to Seller TWO HUNDRED NINETY-TWO THOUSAND AND 00/100 DOLLARS ($292,000.00) in lawful currency of the United States of America for the Inventory.

         4.       Closing.

                  4.1 Closing. The closing of this Agreement shall take place at the offices of Kwiatt & Ruben, Ltd., 211 Waukegan Road, Northfield, Illinois 60093, on the ___ day of ______, 1999 or at such other time/location as the parties hereto shall agree upon (the "Closing"). At the Closing, Seller shall pay to Buyer the Purchase Price and Seller shall deliver to Buyer the Purchased Assets, free and clear of all liens, options, encumbrances and security interests, and the Inventory as set forth elsewhere in this Agreement.

                  4.2 Conveyance. On the Closing Date, subject to the terms and conditions set forth in this Agreement, Seller shall sell, assign and deliver (or cause the sale, assignment and delivery of) the Purchased Assets and Inventory to Buyer, and Buyer shall purchase and take delivery of the Purchased Assets and Inventory. Seller shall execute and deliver (or cause to be executed and delivered) such documents of conveyance and take such other action as may be necessary or reasonably desirable to transfer all interests therein to Buyer and put Buyer in actual possession and operating control of the Purchased Assets and Inventory. Seller agrees that such sale, assignment and delivery shall be effected by such , bills of sale, endorsements, assignments and such other instruments of transfer and conveyance as Buyer shall reasonably request and as shall be sufficient to convey all the right, title and interest of Seller in and to the Purchased Assets and Inventory.

         5. Seller's and Company's Representations and Warranties.

                  5.1 Seller's Representations. Seller represents and warrants to Buyer that each of the following statements are true and correct upon execution of this Agreement and at all times through Closing and thereafter:

                  (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate and other power and all necessary permits, certificates, licenses, approvals and other authorizations required to carry on its business in the manner in which such business is presently carried on. The Company is qualified to do business and is in good standing in every state or jurisdiction in which either the ownership or use of its properties, or the nature of the activities conducted by it, requires such qualification or the lack thereof would have a material adverse effect on the Company.

                  (b) Valid and Binding Agreement. The Company has full power and authority to execute, deliver and perform this Agreement and all other documents and instruments to be executed by the Company pursuant to this Agreement without the consent of any other person or entity. This Agreement constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms. Neither the execution and delivery of this Agreement or the purchase and sale of the Purchased Assets and Inventory (i) violates or will violate any statute or law or any rule, regulation, or order of any court or governmental authority applicable to Company, or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement understanding or restriction of any kind to which the Company is a party or may be bound.






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                  (c) Stock Options.  None of the shares of the capital stock of the Company is subject to any stock option, stock warrant, stock right or agreement. The Company has not issued any securities convertible into stock or made offers on commitments or incurred any obligation to issue shares of stock or securities convertible into stock at any future time. Furthermore, the Company is not a party to any agreement which offers or grants to any person or entity the right to purchase or acquire any shares of the capital stock of the Company.

                  (d) Absence of Undisclosed Liabilities. The Company has no material liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, including without limitation tax liabilities or the guarantee of third party obligations, which are not reflected or accounted for in the Financial Statements other than current liabilities incurred in the ordinary course of business since the respective dates thereof. The Company does not owe any money to any subsidiary other then as reflected in the latest Financial Statement provided to Buyer under this Agreement.

                  (e) No Material Adverse Change. Since the date of the most recent Financial Statements, there has not been (i) any material adverse change in the financial condition or in the operations, businesses, prospects, properties or assets of the Company considered as a whole from that shown in such Financial Statements, and no event has occurred or circumstances exists that may result in such a material adverse change; (ii) payment or increase by the Company of any bonuses, salaries, or other compensation to any stockholder, director, officer or, except in the ordinary course of business, employee or entry into any employment, severance or similar contract with any director, officer or employee; (iii) material change in the methods of accounting used by the Company; (iv) sale (other than the sale of inventory in the ordinary course of business), lease, or other disposition of any asset or property of the Company or mortgage, pledge or imposition of any lien or other Encumbrance on any material asset or property of the Company; or (v) agreement, whether oral or written, by the Company to do any of the foregoing.

                  (f) Tax Returns and Payments; Tax Status. The Company has duly filed all federal, state and local tax returns required to be filed and has duly paid in full all taxes and other governmental charges upon the Company or its properties, assets, income and sales and has delivered copies of the Company's last three (3) years tax returns to Buyer. The charges, accruals, and reserves with respect to taxes on the books of the Company are adequate. All taxes that the Company is or was required by law, ordinance or rule to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper governmental authority.



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                  (g)  Legal   Proceedings.   There  are  no   actions,   suits,
proceedings or claims pending or, to the knowledge of the Company, threatened, with respect to or in any manner affecting the Company or the Purchased Assets.

                  (h) Financial Statements. (i) The Sellers have previously delivered to Buyer the Financial Statements. (ii) The Financial Statements present fairly the financial condition and the results of operation, changes in stockholders' equity, and cash flow of the Company as at the respective dates set forth therein.

                  (i) Employees. The Company does not now maintain or make contributions to, and has not in the past maintained or made contributions to, any employee pension plan or employee benefit plan, as such terms are defined under the Employee Retirement Income Security Act of 1974, as amended.

                  (j) Insurance. The Company carries insurance, which. is adequate in character and amount, with reputable insurers, covering all of its, assets, properties and, business, and it has provided all required performance or other surety bonds.

                  (k) Environmental. (i) The Company has not transported, stored, treated or disposed, nor has it arranged for or, to the knowledge of the Company, allowed any third Person to transport, store, treat or dispose waste to or at: (i) any location other than a site lawfully permitted to receive such waste for such purposes, or (ii) any location designated for remedial action pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") or any similar federal or state statute; nor has it performed, arranged for or allowed by any method or procedure such transportation or disposal in contravention of any laws or regulations or in any manner which may result in liability for contamination of the environment. The Company has not disposed, nor has it allowed or arranged for any third parties to dispose of waste upon property owned or leased by it, except as permitted by law.

                  (l) Brokers or Finders. The Company nor its respective agents have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

                  5.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that each of the following statements are true and correct upon execution of this Agreement and at all times through Closing and thereafter:

                  (a) Organization and Good Standing. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate and other power and all necessary permits, certificates, licenses, approvals and other authorizations required to carry on its business in the manner in which such business is presently carried on. The Buyer is qualified to do business and is in good standing in every state or jurisdiction in which either the ownership or use of its properties, or the nature of the activities conducted by it, requires such qualification or the lack thereof would have a material adverse effect on the Buyer.




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                  (b) Authority. Buyer has full corporate power and authority to execute, deliver and perform this Agreement and all other documents and instruments to be executed by Buyer pursuant to this Agreement without the consent of any other person or entity. This Agreement and the transactions contemplated by it, have been validly approved and authorized by the Board of Directors of Buyer, and its officer or officers executing this Agreement have been duly authorized for that purpose.

                  (c) Valid and Binding Agreement. This Agreement constitutes a valid and binding agreement of Buyer, enforceable against it in accordance with its terms. Neither the execution and delivery of this Agreement nor the purchase of the Purchased Assets and Inventory (i) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority applicable to Buyer, or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment or agreement to which Buyer is a party or by which Buyer is bound.

                  (d) No Broker. Buyer has entered into no agreement to which a party thereto is entitled to any brokerage or commission fee as a result of the transactions contemplated hereby.

         6.       Conditions Precedent to Closing.

                  6.1 Conditions Precedent. All obligations of the parties under this Agreement are subject to the fulfillment prior to or at the Closing of each of the following conditions:

                  (a) Representations and Warranties True at Closing. Buyer's and Seller's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time.

                  (b) Performance. Each party shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such party prior to or at the Closing.

                  (c) Purchase Price. Buyer shall have delivered to Marino the ECC Shares and the $1,792,000 in lawful currency of the United States of America.

                  (d) Appraisal. Seller and/or the Company shall have received an appraisal regarding the Company which substantially supports the Purchase Price being paid hereunder.

                  (e) Board Approval. Buyer's Board of Directors shall have approved the transactions contemplated hereby. Failure of Buyer's Board to approve this Agreement shall render this Agreement null and void.

                  (f) Other Documents. Buyer shall have received such other documents as Buyer may reasonably request for the purpose of (i) evidencing the accuracy of any of Seller's representations and warranties, (ii) evidencing the performance by Seller of, or the compliance by Seller with, any covenant or obligation required to be performed or complied with by Seller, (iii) evidencing the satisfaction of any condition referred to in this Section 7(c), or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated herein.



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         7.     Indemnification.

                  7.1 Indemnification of Buyer. Subject to the limitations contained in this Section 7, Seller agrees to indemnify, defend and hold harmless Buyer and each of its affiliates and their respective directors, officers, employees, successors and assigns from and against any and all losses, liabilities (including punitive or exemplary damages and fines or penalties and any interest thereon), expenses (including reasonable fees and disbursements of counsel and expenses of investigation and defense), claims, liens or other obligations of any nature whatsoever (hereinafter individually, a "Loss" and collectively, "Losses") which, directly or indirectly, arise out of, result from or relate to (a) any inaccuracy in or any breach of any representation and warranty which survived the Closing pursuant to Section 5.1 hereof, or any breach of any covenant or agreement of Seller contained in this Agreement.

                  7.2 Indemnification of Seller. Subject to the limitations contained in this Section 7, Buyer agrees to indemnify, defend and hold harmless Seller, its affiliates and their respective directors, officers, employees, successors and assigns from and against any and all Losses including reasonable attorney's fees and costs which, directly or indirectly, arise out of, result from or relate to (a) any inaccuracy in or any breach of any representation and warranty, or any breach of any covenant or agreement, of Buyer contained in this Agreement or in any document or other papers delivered by Buyer pursuant to this Agreement.

                  7.3 Method of Asserting Claims. The party making a claim under this Section 7 is referred to as the "Indemnified Party" and the party against whom such claims are asserted under this Section 7 is referred to as the "Indemnifying Party". All claims by any Indemnified Party under this Section 7 shall be asserted and resolved as follows:

                           (a) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party, said Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim or demand, specifying the basis for such claim or demand, and the amount or the estimated amount thereof to the extent then determinable (which estimate shall not be conclusive of the final amount of such claim and demand; the "Claim Notice"); provided, however, that any failure to give such Claim Notice will not be deemed a waiver of any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced by such failure. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel (who shall be reasonably acceptable to the Indemnified Party) to represent the Indemnified Party and shall pay the reasonable fees and disbursements of such counsel with regard thereto; provided, however, that any Indemnified Party is hereby authorized prior to the date on which it receives written notice from the Indemnifying Party designating such counsel, to retain counsel, whose fees and expenses shall be at the expense of the Indemnifying Party, to file any motion, answer or other pleading and take such other action which it reasonably shall deem






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        necessary to protect its interests or those of the  Indemnifying  Party until the date on which the Indemnified Party receives such notice from the Indemnifying Party. After the Indemnifying Party shall retain such counsel, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (y) the representation of both parties by the same counsel (in the opinion of such counsel) would be inappropriate due to actual or potential differing interests between them, in which case such fees shall be paid by the Indemnifying Party. The Indemnifying Party shall not, in connection with any proceedings or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one such firm for the Indemnified Party (except to the extent the Indemnified Party retained counsel to protect its (or the Indemnifying Party's) rights prior to the selection of counsel by the Indemnifying Party). If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party defends. A claim or demand may not be settled by the Indemnifying Party without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld) unless, as part of such settlement, the Indemnified Party shall receive a full and unconditional release reasonably satisfactory to the Indemnified Party.

                           (b) In the event any Indemnified Party shall have a claim against any Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a Claim Notice with respect to such claim to the Indemnifying Party.

                           (c) After delivery of a Claim Notice, so long as any right to indemnification exists pursuant to this Section 7 the affected parties each agree to retain all Books and Records related to such Claim Notice. In each instance, the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party and its legal counsel with respect to any legal proceedings. Any information or documents made available to any party hereunder and designated as confidential by the party providing such information or documents and which is not otherwise generally available to the public and not already within the knowledge of the party to whom the information is provided (unless otherwise covered by the confidentiality provisions of any other agreement among the parties hereto, or any of them), and except as may be required by applicable Law, shall not be disclosed to any third Person (except for the representatives of the party being provided with the information, in which event the party being provided with the information shall request its representatives not to disclose any such information which it otherwise required hereunder to be kept confidential).

         8.     Assignment.

                8.1 Assignment and Amendments. This Agreement shall not be assignable by any of the parties hereto, except that Buyer may, without the prior written consent of Seller, assign this Agreement and any or all of its rights and/or its obligations hereunder (i) to any one or more of its affiliated companies prior to Closing or (ii) to one or more of its lenders as collateral for a loan at any time. No assignment will relieve the assigning party of any of its obligations hereunder. This Agreement cannot be altered or otherwise amended except pursuant to an instrument in writing signed by all parties.



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         9.     Miscellaneous.

                9.1 Survival. All representations, warranties, covenants and agreements made by either party or pursuant hereto, except as otherwise expressly stated, shall survive Closing.

                9.2 Releases. Upon execution of this Agreement, Buyer shall cause Marino to be released from any and all personal guarantees of the obligations of Marino Electric Company or in connection with the Business of the Company.

                  9.3 Cooperation in Litigation. In the event and for so long as any party is contesting, pursuing or defending against any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand or pursuing any claim in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing involving the Business (the "Litigating Party"), the other party (the "Cooperating Party") shall use its commercially reasonable efforts to cooperate fully with the Litigating Party and its counsel in the contest, pursuit or defense, make available its personnel, and provide such testimony, information and access to its books and records as shall be necessary or reasonably desirable in connection with the contest, pursuit or defense. The Litigating Party shall pay or reimburse the Cooperating Party for reasonable travel and meal charges of the employees and other reasonable out-of-pocket expenses of the Cooperating Party incurred in connection therewith (unless the Litigating Party is entitled to indemnification therefor, or is required to bear additional expenses, under Section 7).

                  9.4 Benefit. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Seller and Buyer.

                  9.5 Third Party Rights. The provisions of this Agreement are intended for the sole benefit of the parties and shall not inure to the benefit of any other person or entity (other than permitted assigns of the parties or as reflected in section 9.4 above.)

                  9.6 Governing Law. This Agreement is being delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws thereof.

                  9.7 Counterparts and Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings in this Agreement are inserted for convenience of reference only and shall not affect its meaning or interpretation.



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                  9.8 Severability. Should any term, provision or section hereof be held to be invalid, such invalidity shall not affect any other provisions or sections hereof or thereof which can be given effect without such invalid provision or section, all of which shall remain in full force and effect.

                  9.9 Further Assurances. The parties shall execute such further documents, and perform such further acts, as may be necessary to consummate the transactions herein.

                  9.10 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                  9.11. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and all prior and concurrent agreements, understandings, representations and warranties in regard to the subject matter hereof are and have been merged herein.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

SELLER:

/s/Joseph Marino
------------------------
Marino Electric Inc., by
Joseph Marino its President


JOSEPH MARINO:

/s/Joseph Marino
-----------------------
Joseph Marino, individually


BUYER:

/s/Kevin McEneely
------------------------
ELECTRIC CITY CORP. by,
Kevin McEneely, its Secretary










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